SEC File No. 333-29805

                          Filed Pursuant to Rule 497(h)

                   This Prospectus Supplement supercedes the
              Prospectus Supplement dated and filed July 21, 1998.

                              Prospectus Supplement
                       (To Prospectus Dated June 19, 1998)

                        PILGRIM AMERICA PRIME RATE TRUST


                      39,200 Shares of Beneficial Interest

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     Pursuant to a Sales Agency  Agreement  dated as of May 22, 1998 (the "Sales
Agency Agreement") among Pilgrim America Prime Rate Trust (the "Trust"), Pilgrim America Investments, Inc., as Investment Manager of the Trust, and PaineWebber Incorporated (the "Sales Agent") which has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement is a part and which is incorporated by reference herein, the Trust has sold, through its Sales
Agent,  39,200  shares  of  beneficial  interest  of  the  Trust,   pursuant  to
transactions effected on the New York Stock Exchange, for the period July 14, 1998. The highest and lowest executed sales price at which shares were sold during that period was $10.0625 and $10.0625, respectively.

Gross Proceeds....................     $394,450.00
Commission to Sales Agent.........     $ 11,833.50
Net Proceeds to Trust.............     $382,616.50

On July 14, 1998 the last reported sales price of the Shares on the NYSE was 10 1/16.

Note: S.E.C. fees were not used in arriving at any of the above figures.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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            The Date of this Prospectus Supplement is July 21, 1998.